SCHEDULE 14A

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                             Securities Exchange Act
                            of 1934 (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      GLOBUS INTERNATIONAL RESOURCES CORP.
                (Name of Registrant As Specified in its Charter)

          HERMAN ROTH, SECRETARY, GLOBUS INTERNATIONAL RESOURCES CORP.
                 (Name of Person(s) Filing the Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:

                 N/A
        -----------------------------------------------------------------------

2)      Aggregate number of securities to which transaction applies:

                 N/A
        -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                 N/A
        -----------------------------------------------------------------------

4)      Proposed maximum aggregate value of transaction:

                 N/A
        -----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

            1)  Amount Previously Paid:
                           N/A
                ---------------------------------------------------------------

            2)  Form, Schedule or Registration Statement No.:
                           N/A
                ---------------------------------------------------------------

            3)  Filing Party:
                           N/A
                ---------------------------------------------------------------

            4)  Date Filed:
                           N/A
                ---------------------------------------------------------------

                      GLOBUS INTERNATIONAL RESOURCES CORP.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 16, 2001


TO THE SHAREHOLDERS:

         The annual meeting of the shareholders of Globus International Resources Corp. will be held at Two World Trade Center - Suite 2400, New York, NY 10048 on January 16, 2001 at 9:00 am for the following purposes:

         1. To re-elect or elect new directors

         2. To approve the reverse split of all securities, including all stock, or other stocks that may be issued in the future under Stock Employment Plans, Warrants and Options previously approved and currently issued and outstanding.

         3. To approve a Stock Option Plan for use during the current fiscal year.

         4. To transact such other business as may be properly come before the meeting.

         Only shareholders of record at the close of business on November 22, 2000 are entitled to notice of, and to vote at, this meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Herman Roth, Secretary

New York, N.Y.
December 26, 2000


                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the Proxy will save the Company he expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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

                      GLOBUS INTERNATIONAL RESOURCES CORP.

                       TWO WORLD TRADE CENTER - SUITE 2400
                              NEW YORK, N.Y. 10048

                          PROXY STATEMENT AND EXECUTION
                           FOR MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 16, 2001

         This Proxy Statement, which was first mailed to shareholders on or about December 27, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of Globus International Resources Corp (the "Company"), to be voted upon at the annual meeting of the shareholders of the Company, which will be held at 9:00 am on January 16, 2001 at the Two World Trade Center - Suite 2400, New York, N.Y. 10048, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at, or prior to, the annual meeting or by executing another proxy dates as of a later date.

         Shareholders of record at the close of the business on November 22, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On November 22, 2000 there were 9,633,616 shares of common stock outstanding held by a record of 495 shareholders.

1.       PROPOSAL FOR THE ELECTION OF DIRECTORS AND MANAGEMENT.

         The following directors of the Company that are also shareholders in the Company have agreed to be re-elected as Directors of the Company and to provide these services to the Company for a two (2) year period.

--------------------------------------------------------------------------------
                   GLOBUS INTERNATIONAL RESOURCES CORPORATION
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT
--------------------------------------------------------------------------------
TITLE OF CLASS    NAME AND ADDRESS OF           AMOUNT OF         PERCENT OF
                  BENEFICIAL OWNER              BENEFICIAL          CLASS
                                                OWNERSHIP
--------------------------------------------------------------------------------
Common Stock      Serge Pisman - Director        1,416,667            14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Herman Roth- Director          1,416,667            14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Yury Greene - Chairman         1,416,667            14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      SkyNet company, Ukraine          500,000             5.20%
                  and
                  M-Trade Company, Russia
--------------------------------------------------------------------------------

At the annual meeting the shareholders will be requested to approve the following Directors to be re-elected to remain as Directors of the Company for a period of two years commencing January 1, 2001 and ending December 31, 2003.

THE CURRENT BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE EQUAL TO ONE VOTE FOR SERGE PISMAN, HERMAN ROTH AND YURY GREENE TO REMAIN AS A DIRECTOR FOR THE COMPANY AND YURY GREENE TO ACT AS THE CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE PERIOD OF TWO (2) YEARS.

2. PROPOSAL FOR THE REVERSE SPLIT OF ALL SHARES ISSUED AND OUTSTANDING THROUGH AN EXCHANGE OF ONE NEW SHARE TO BE ISSUED FROM THE COMPANY'S TREASURY FOR THREE SHARES ISSUED AND OUTSTANDING

         During the past year, our Company had issued a total of 500,000 shares to two overseas private companies to provide part of the costs to complete the programming creating business-to business ("B-to-B") software that can be utilized to market commodities globally. In exchange for this investment our Company received a non-exclusive license to utilize this specialized B-to-B software.

         The overseas corporations recently sold this specialized B-to-B software to a new corporation incorporated in the United States to establish a marketing group to market the software to small businesses located worldwide. This corporation was incorporated in the state of Nevada under the name e-GlobusNet Corp., and the software operating through a U.S.-based web site is entitled e-GlobusNet.com

         e-GlobusNet Corp. was partially supported by the officers of our Company and based on the conclusion of the e-GlobusNet.com to commence operations, on a worldwide basis, the Company entered into a letter of intent to acquire e-GlobusNet Corp and to continue the operations of e-GlobusNet Corp as a wholly owned subsidiary of the Company.

         In order to accomplish the acquisition of e-GlobusNet Corp and continue the operation of the web site e-GlobusNet.com on a world wide basis, our Company requires to reverse split its currently issued and outstanding shares prior to completing the acquisition of e-GlobusNet Corp through an exchange of shares that is conform with the terms of the letter of intent now in place.

         Under the terms of the letter of intent, leading to the completion of the acquisition of E-GlobusNet Corp the Company should maintain a lesser number of shares currently issued and outstanding in order to place the Company's securities in a market which is supported by our Company's new B-to-B business plan on a worldwide basis. The Directors have therefore requested that the total number of common stock and securities currently issued and underlying options and warrants need to be decreased through a reverse split.

         The Company's Board of Directors had agreed under the current terms of the letter of intent between the Company and e-GlobusNet Corp to exchange one
(1) share of the Company's common stock for each two (2) shares of e-GlobusNet Corp. delivered by the shareholders of e-GlobusNet Corp.

         The following E-GlobusNet Corp. chart lists each shareholder' name and the number of shares which are currently issued and outstanding.

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

         You should also notice that the directors have requested that the Company's shareholders should agree to reduce the number shares of common stock and other securities currently issued and outstanding by the Company which need to be decreased through issuing of one new share of common stock for three of the currently issued and outstanding shares, to be accomplished prior to the Company completing the acquisition of e-GlobusNet Corp and which is required to undertake the acquisition of E-GlobusNet Corp.

         There are 9,633,616 of the Company's issued and outstanding shares of common stock (not inclusive of any options and/or warrants issued) as of September 30, 2000.

         At the conclusion of the reverse split providing one(1) new share for each three (3) shares to be turned into the treasury of the Company, there will be 3,211,205 issued and outstanding prior to acquiring E-GlobusNet Corp. The Officers and Directors and shareholders in excess of holding 2.5% of the Company's issued and outstanding shares shall therefor be adjusted as follows:

--------------------------------------------------------------------------------
                   GLOBUS INTERNATIONAL RESOURCES CORPORATION
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                   AND MANAGEMENT SUBSEQUENT TO REVERSE SPLIT
--------------------------------------------------------------------------------
TITLE OF CLASS    NAME AND ADDRESS OF           AMOUNT OF         PERCENT OF
                  BENEFICIAL OWNER              BENEFICIAL          CLASS
                                                OWNERSHIP
--------------------------------------------------------------------------------
Common Stock      Serge Pisman - Director          472,222               14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Herman Roth - Director           472,222               14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Yury Greene - Chairman           472,222               14.66%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      SkyNet Company, Ukraine          166,666                5.20%
                  and
                  M-Trade Company, Russia
--------------------------------------------------------------------------------

         The Principals of the Company had earlier provided their services to SkyNet and M-Trade, both private companies, located in the Ukraine and Russia and continued their management services and partial expenses for the new U.S. based corporation. e-GlobusNet Corp., purchased from the Ukrainian-based companies the B-to-B specialized software originally created by SkyNet and M-Trade. Upon the incorporation of the new U.S. based corporation, e-GlobusNet Corp., the following list of shareholders were considered as founders of the e-GlobusNet Corp.

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

     ---------------------------------------------------------------
                                e-GLOBUSNET CORP.
                              LIST OF SHAREHOLDERS
     ---------------------------------------------------------------
               NAME                                 AMOUNT OF SHARES
     ---------------------------------------------------------------
     Yury Greene(1)                                          750,000
     ---------------------------------------------------------------
     Herman Roth(2)                                          300,000
     ---------------------------------------------------------------
     Serge Pisman(3)                                         300,000
     ---------------------------------------------------------------
     Arkady Agres                                            160,000
     ---------------------------------------------------------------
     Victor Krasan                                           185,000
     ---------------------------------------------------------------
     Sergei Shikharev(4)                                     450,000
     ---------------------------------------------------------------
     Dan Terzo                                               140,000
     ---------------------------------------------------------------
     Mark Podnos                                             100,000
     ---------------------------------------------------------------
     Oleg Semichevsky                                        200,000
     ---------------------------------------------------------------
     Boris Sikatchev                                         250,000
     ---------------------------------------------------------------
     Yury Lapchenro                                          250,000
     ---------------------------------------------------------------
     Yury Leschinsky                                         100,000
     ---------------------------------------------------------------
     Oksana Fedchenko                                        120,000
     ---------------------------------------------------------------
     Ludmila Mukhin                                          150,000
     ---------------------------------------------------------------
     Aleksei Galchin                                         225,000
     ---------------------------------------------------------------
     Sofia Fetissova                                         250,000
     ---------------------------------------------------------------
     Yury Bogomolov                                          300,000
     ---------------------------------------------------------------
     Vladimir Kunitsky                                       250,000
     ---------------------------------------------------------------
     Vyacheslav Slivkin                                      250,000
     ---------------------------------------------------------------
     Victor Onilov                                           120,000
     ---------------------------------------------------------------
                            TOTAL:                         4,850,000
     ---------------------------------------------------------------



--------------------
(1) Chief Operating Officer - Treasury and Chairman of the Board of Globus International Resources Corp.
(2)  Secretary and Director of the Board of Globus International Resources Corp.
(3)  President and Director of the Board of Globus International Resources Corp.
(4) President of e-GlobusNet Corp., a new US based corporation that has entered into in agreement with Globus International Resources Corp., to be acquired through the exchange of one (1) share of Globus International Resources Corp., for two (2) shares of e-GlobusNet Corp.

Based upon the terms of the letter of intent entered into by the Company and e-GlobusNet Corp., the shareholders of e-GlobusNet Corp agreed to exchange two
(2) shares each held for one (1) share of the Company. The Company will therefore issue 2,425,000 new shares issued to e-GlobusNet Corp from the treasury under Rule 144 of SEC's Security Act of 1933 as amended and the shareholders shall exchange their shares in e-GlobusNet Corp for the following shares:

     ---------------------------------------------------------------
                                e-GLOBUSNET CORP.
                              LIST OF SHAREHOLDERS
     ---------------------------------------------------------------
               NAME                                 AMOUNT OF SHARES
     ---------------------------------------------------------------
     Yury Greene                                             375,000
     ---------------------------------------------------------------
     Herman Roth                                             150,000
     ---------------------------------------------------------------
     Serge Pisman                                            150,000
     ---------------------------------------------------------------
     Arkady Agres                                             80,000
     ---------------------------------------------------------------
     Victor Krasan                                            92,500
     ---------------------------------------------------------------
     Sergei Shikharev                                        225,000
     ---------------------------------------------------------------
     Dan Terzo                                                70,000
     ---------------------------------------------------------------
     Mark Podnos                                              50,000
     ---------------------------------------------------------------
     Oleg Semichevsky                                        100,000
     ---------------------------------------------------------------
     Boris Sikatchev                                         125,000
     ---------------------------------------------------------------
     Yury Lapchenro                                          125,000
     ---------------------------------------------------------------
     Yury Leschinsky                                          50,000
     ---------------------------------------------------------------
     Oksana Fedchenko                                         60,000
     ---------------------------------------------------------------
     Ludmila Mukhin                                           75,000
     ---------------------------------------------------------------
     Aleksei Galchin                                         112,500
     ---------------------------------------------------------------
     Sofia Fetissova                                         125,000
     ---------------------------------------------------------------
     Yury Bogomolov                                          150,000
     ---------------------------------------------------------------
     Vladimir Kunitsky                                       125,000
     ---------------------------------------------------------------
     Vyacheslav Slivkin                                      125,000
     ---------------------------------------------------------------
     Victor Onilov                                            60,000
     ---------------------------------------------------------------
                            TOTAL:                         2,425,000
     ---------------------------------------------------------------

         At the conclusion of the reverse split of the Company's shares resulting in a total of 3,211,205 shares plus 2,425,000 shares to issued in exchange for the 4,850,000 shares currently issued and outstanding by e-GlobusNet Corp., the Company will have issued and outstanding a total of 5,636,205 shares of common stock.

         This combines transaction therefore reduces the issued and outstanding shares of common stock from 9, 633616 shares to a total of 5,636,205 shares issued representing a 41% reduction.

         At the conclusion of the reverse split and acquisition of e-GlobusNet Corp which will continue to operate as a wholly-owned subsidiary of the Company, the Executives and Directors of the Company will have reduced their shareholders as follows:

--------------------------------------------------------------------------------
                   GLOBUS INTERNATIONAL RESOURCES CORPORATION
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                   AND MANAGEMENT SUBSEQUENT TO REVERSE SPLIT
--------------------------------------------------------------------------------
TITLE OF CLASS    NAME AND ADDRESS OF           AMOUNT OF         PERCENT OF
                  BENEFICIAL OWNER              BENEFICIAL          CLASS
                                                OWNERSHIP
--------------------------------------------------------------------------------
Common Stock      Serge Pisman - Director          622,222               11.04%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Herman Roth - Director           622,222               11.04%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      Yury Greene - Chairman           847,222               15.03%
                  2 World Trade Center
                  New York, NY 10048
--------------------------------------------------------------------------------
Common Stock      SkyNet Company, Ukraine          166,666                2.95%
                  and
                  M-Trade Company, Russia
--------------------------------------------------------------------------------

THE CURRENT BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR THE REVERSE SPLIT OF THE COMPANY'S SHARES OF COMMON STOCK OUTSTANDING SEPTEMBER 30, 2000 THROUGH ADJUSTING THE TOTAL NUMBER OF COMMON STOCK ISSUED AND OUTSTANDING AND EXCHANGING AND ADJUSTING THE COMPANY'S RECORDS ISSUING ONE (1) NEW SHARE IN EXCHANGE FOR EACH THREE (3) SHARES PRESENTLY ISSUED AND OUTSTANDING.

3. PROPOSAL FOR APPROVAL OF A NEW STOCK OPTION PLAN FOR EXECUTIVES, EMPLOYEES AND CONSULTANTS

         General: The purposes of a new Stock Option Plan are to maintain and attract the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals and to promote the success of Globus International Resources Corp and its newly planned subsidiary, e-GlobusNet Corp to be acquired, by aligning the financial interests of executives, employees and consultants providing personal services to the Company or its subsidiaries and affiliates.

         The Board requires that the shareholders agree to a Stock Option Plan that allows the Board of Directors to issue from its treasury and distribute up to a maximum of 563,000 shares to be issued at the discretion of the Board of Directors during the current fiscal year of the Company. Options granted under this Stock Option Plan may be either "incentive stock options" as defined in
Section 422 of the Internal Revenue Code, or non-statutory stock options. The Stock Plan will be administrated by the Board of Directors.

         The fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the Stock Option Plan is approved by shareholders.

THE CURRENT BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE A VOTE FOR THE ADOPTION OF THE STOCK OPTION PLAN.

SOLICITATION OF PROXIES

         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, or messenger. All of the costs of solicitation of proxies will be paid by the Company

         Tabulation of the votes cast by proxy or in person at the meeting will be tabulated by the Secretary of the Company at the conclusion of the meeting on January 16, 2000.

Dated: December 26, 2000, New York, N.Y.


A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR 1999 AND 2000 CONTAINING INFORMATION OF OPERATIONS, FILED WITH SECURITIES AND EXCHANGE COMMISSION, IS HEREBY INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE AND ARE AVAILABLE UPON REQUEST. PLEASE CONTACT THE COMPANY AT (212) 839 8000 OR FAX REQUEST (212) 839 8080.

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